                                                                    EXHIBIT 99.3

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This Assignment, Assumption and Recognition Agreement (the "Agreement") is made and entered into on October 1, 2006, by Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 ("Assignee") and ABN AMRO Mortgage Group, Inc., having an address at 2600 West Big Beaver Road, Troy, Michigan 48084 ("Seller").

     WHEREAS, the Assignor has acquired certain mortgage loans set forth on Exhibit A (the "Mortgage Loans") from the Seller pursuant to that certain Master Mortgage Loan Sale and Servicing Agreement (the "Sale Agreement"), dated as of October 1, 2006;

     For and in consideration of the mutual promises and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Capitalized Terms. Defined terms used in this Agreement and not otherwise defined herein shall have the meaning set forth in the Sale Agreement.

     2. Assignment and Assumption. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under (a) the Mortgage Loans and (b) the Sale Agreement with respect to the Mortgage Loans.

     The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any and all obligations of the Assignor with respect to any mortgage loans subject to the Sale Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.

     Except as is otherwise expressly provided herein, Assignor makes no representations, warranties or covenants to Assignee and Assignee acknowledges that Assignor has no obligations to Assignee under the terms of the Sale Agreement, or otherwise relating to the transaction contemplated herein, including but not limited to, any obligation to repurchase any of the Mortgage Loans or to indemnify Assignee.

     3. Recognition of Assignee by the Seller. From and after the date hereof, the Seller shall recognize Assignee as the owner of the Mortgage Loans and the "Purchaser" under the Sale Agreement with respect to such Mortgage Loans.

     4. Servicing of the Mortgage Loans. From and after the date hereof, the Seller shall service the Mortgage Loans for Assignee in accordance with the Sale Agreement as modified with respect to the servicing of the Mortgage Loans in accordance with the terms of this Agreement. The address of Assignee set forth in Section 15 of the Sale Agreement shall be amended to read as follows:

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Phone: (212) 449-0357
               Fax: (212) 449-1000
               Attention: MLMI 2006-AF2

     The wire transfer instructions for distributions to Assignee on the remittance dates shall be as follows:

               Bank: Wells Fargo Bank, N.A.
               ABA Routing Number: 121-000-248
               Account Name: Corporate Trust Clearing
               Account No.: 3970771416
               For further credit to: MLMI 2006-AF2
               Distribution Account Number: 50961200

     5.   Master Servicer; Securitization.

          a. Seller acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement") and as such is a Purchaser's Agent with respect to the Mortgage Loans. Seller shall deliver all reports required to be delivered under the Sale Agreement to:

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Phone: (410) 884-2000
               Fax: (410) 715-2380
               Attention: Merrill Lynch Mortgage Investors, Inc., Series
               2006-AF2

          b. Seller hereby acknowledges that the Master Servicer has the right to enforce all obligations of Seller under the Sale Agreement acting on behalf of the MLMI 2006-AF2 Trust formed pursuant to the Pooling and Servicing Agreement, as owner of the Mortgage Loans. Such rights will include, without limitation, the right to terminate Seller, as purchaser under the Sale Agreement upon the occurrence of an Event of Default thereunder, the right to receive all remittances required to be made by Seller under the Sale Agreement, the right to receive all monthly reports and other data required to be delivered by Seller under the Sale

Agreement, the right to examine the books and records of Seller and the right to exercise certain rights of consent and approval of the "Purchaser" under the Sale Agreement.

     6. Status of Sale Agreement. The Seller and Assignor represent and warrant to Assignee that as of the date hereof (a) the Sale Agreement with respect to each of the Mortgage Loans is in full force and effect, (b) the Sale Agreement has not been amended or modified in any respect (except as provided herein), and
(c) there has been no waiver or any agreement to waive any provision, nor has any notice of termination been given, under the Sale Agreement.

     7. No Claims. The Seller represents and warrants to Assignor and Assignee that it has no offsets, counterclaims or other defenses available to it with respect to the Sale Agreement. Assignor represents and warrants to the Seller and Assignee that it has no offsets, counterclaims or other defenses available to it with respect to the Sale Agreement.

     8. Covenants, Representations and Warranties of Assignor. Assignor represents and warrants to, and covenants with, Assignee that:

          a. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and sell the Mortgage Loans;

          b. Assignor has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of Assignor of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of Assignor. This Agreement has been fully executed and delivered by Assignor and constitutes the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its respective terms, except as enforcement is limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transaction contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would materially and adversely affect (i) the sale of the Mortgage Loans to Assignee, (ii) the execution, delivery or enforceability of this Agreement, or (iii) Assignor's ability to perform its obligations under this Agreement; and

          e. Immediately prior to payment of the Purchase Price for the Mortgage Loans, Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever.

     9. Covenants, Representations and Warranties of Assignee. Assignee represents and warrants to, and covenants with, Assignor and the Seller that:

          a. Except for the provisions pertaining to the payment of the purchase price thereunder, from and after the date hereof, Assignee agrees to be bound as "Purchaser" by all of the terms, covenants and conditions of the Sale Agreement and Assignee assumes for the benefit of Assignor and the Seller all of Assignor's obligations as "Purchaser" thereunder.

          b. Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite corporate power and authority to acquire, own and sell the Mortgage Loans;

          c. Assignee has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of Assignee of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of Assignee. This Agreement has been fully executed and delivered by Assignee and constitutes the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its respective terms, except as enforcement is limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

          d. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this Agreement, or the consummation by it of the transaction contemplated hereby; and

          e. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee 's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would materially and adversely affect (i) the purchase of the Mortgage Loans from Assignor, (ii) the execution, delivery or enforceability of this Agreement, or (iii) Assignee ability to perform its obligations under this Agreement.

     10. Bringdown of Corporate Representations and Warranties. Seller represents and warrants to Assignee that the corporate representations and warranties set forth in Section 6.02 only of the Sale Agreement are true and correct and shall be deemed to be made as of October 31, 2006.

     11. Modification of the Sale Agreement.

          a. The Assignee and the Seller hereby amend Section 1 of the Sale Agreement, as it pertains to the Mortgage Loans, by:

          (i) amending the definition of "Remittance Date" by deleting the words "the following Business Day" and replacing them with "the immediately preceding Business Day"; and

          (ii) deleting the definition of "Business Day" in its entirety and replacing it with the following:

               "Business Day: Any day other than (i) a Saturday or Sunday, or
          (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or the Seller are authorized or obligated by law or executive order to be closed.".

          b. The Assignee and the Seller hereby amend Section 10.05(c) of the Sale Agreement by replacing the phrase "ABN AMRO Mortgage Group, Inc., as servicer, in trust for Purchaser" with "ABN AMRO Mortgage Group, Inc, as servicer, in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF2";

          c. The Assignee and the Seller hereby amend Section 11.07(c) of the Sale Agreement by replacing the phrase "ABN AMRO Mortgage Group, Inc., as servicer, in trust for Purchaser and various Mortgagors, Fixed and Adjustable Rate Loans" with "ABN AMRO Mortgage Group, Inc., as servicer, in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF2"; and

          d. The Assignee and the Seller hereby amend Section 11.17 of the Sale Agreement by adding the following paragraph at the end of such section:

          "In addition, no later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day), the Seller shall furnish to the Purchaser and the Master Servicer a report containing the data set forth in Attachment 1 to the Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to monthly remittance advice, defaulted Mortgage Loans and realized loss calculations, in such format as is mutually agreed by the Master Servicer and the Seller."

     12. REMIC Status. For purposes of the Sale Agreement, Seller is hereby notified, and Seller hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Mortgage Loans.

     13. Governing Law. Except to the extent preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law rules of New York or any other jurisdiction.

     14. Confidentiality. The Seller, Assignor and Assignee hereby acknowledge and agree that this Agreement shall be kept confidential and its contents will not be divulged to any party without the other party's consent except to the extent that it is appropriate for the Seller, Assignor or Assignee to do so in working with their respective directors, officers, employees, agents, legal counsel, auditors, taxing authorities or other governmental agencies.

     15. Conflict with Sale Agreement. To the extent there is any conflict between the terms of the Sale Agreement and this Agreement, the latter shall be controlling, notwithstanding anything to the contrary contained in the Sale Agreement.

     16. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     17. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, return receipt requested, or, if by other means, when received by the other party at the address as follows:

     (a) if to Assignee:

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MLMI 2006-AF2
               Phone: ((212) 449-0357
               Fax: (212) 449-1000


     (b) if to the Seller:

               ABN AMRO Mortgage Group, Inc.
               7159 Corklan Drive
               Jacksonville, Florida 32258
               Attn: Raymond Barbone
               Fax: 904/288-5099
               Phone: 904/288-5211


               With copy to:

               LaSalle Bank Corporation
               Legal Department - M 0900-380
               2600 West Big Beaver Road
               Troy, Michigan  48084
               Attn: Thomas E. Reiss
               Fax: 248/637-2768
               Phone: 248/637-2571

     (c) if to Assignor:

               Merrill Lynch Mortgage Lending, Inc.
               4 World Financial Center, South Tower
               New York, New York 10281
               Attention:  MLMI 2006-AF2
               Phone: (212) 449-1425
               Fax: (212) 738-1110

                            [SIGNATURE PAGE FOLLOWS]

     The parties hereto have executed this Agreement on the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.,
                                        Assignor


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        Assignee


                                        By
                                           -------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory


                                        ABN AMRO MORTGAGE GROUP, INC.,
                                        the Seller


                                        By
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACKNOWLEDGED:
WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name: Michael Pinzon
Title: Vice President

                                    EXHIBIT A

                         ABN AMRO MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                  ATTACHMENT 1

                     STANDARD FILE LAYOUT - MASTER SERVICING

P3301-139                    ABN AMRO MORTGAGE GROUP                    07/31/06
                     MONTHLY STATEMENT OF MORTGAGE ACCOUNTS           PAGE 39203


ATTN: ALEX ILNICKI
ONE BELVEDERE PLACE                  INTEREST RATE
SUITE 300             INVESTOR S20    CATEGORY 001   .0000000   SERVICE FEE   .00000000   STATE

------------------------------------------------------------------------------------------------------------------------------
             INVESTOR  INVESTOR  SHORT
             BANK CAT   LOAN NO   NAME   DUE  NEXT   TRUST BAL/  PRINCIPAL    P&I     -----DELINQUENT----  ------ADVANCE------
OUR LOAN NO   ANN INT      SF-RATE      DATE   NO   INT PAID TO   BALANCE   CONSTANT  INTEREST  PRINCIPAL  INTEREST  PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------


S3301-213                    ABN AMRO MORTGAGE GROUP                     7/31/06
                 SUMMARY OF CURTAILMENTS MADE REMITTANCE REPORT        PAGE 8956


ATTN: ALEX ILNICKI
ONE BELVEDERE PLACE                  INTEREST RATE
SUITE 300             INVESTOR S20    CATEGORY 001   .0000000   SERVICE FEE   .00000000   STATE

----------------------------------------------------------------------------------------------------------------------------
             INVESTOR    DATE     PMT
OUR LOAN NO   LOAN NO    PAID      NO     ESCROW                       SERVICE     NET    DEPOSITED  PRINCIPAL  LATE  OTHER
     P&I CONSTANT      ANN I/R  SF RATE  DATE DUE  PRINCIPAL INTEREST    FEE    INTEREST  /REMITTED   BALANCE    CHG   TRUST
----------------------------------------------------------------------------------------------------------------------------


S3301-215                    ABN AMRO MORTGAGE GROUP                    07/31/06
                       CONSOLIDATION OF REMITTANCE REPORTS            PAGE 26046

ATTN: ALEX ILNICKI
ONE BELVEDERE PLACE                  INTEREST RATE   .00000000   SERVICE FEE   .00000000   STATE
SUITE 300             INVESTOR S20    CATEGORY 001

--------------------------------------------------------------------------------------------------------------------------
  OUR    INVESTOR    DATE  PMT     DATE
LOAN NO   LOAN NO    PAID  NO      DUE    ESCROW                      SERVICE    NET     DEPOSITED  PRINCIPAL  LATE  OTHER
   P&I CONSTANT    ANN INT RATE  SER FEE   RATE   PRINCIPAL INTEREST    FEE    INTEREST  /REMITTED   BALANCE    CHG  TRUST
--------------------------------------------------------------------------------------------------------------------------


ABN LOAN                  ARM      INV LOAN    INT   SER             P & I     BEG PRIN     BEG SCH   SCHED    SCHED
 NUMBER    INV   CAT   INDICATOR      NUM     RATE   FEE   YIELD   CONSTANT   BAL/ACTUAL   PRIN BAL    PRIN   NET INT   REMITTANCE
--------   ---   ---   ---------   --------   ----   ---   -----   --------   ----------   --------   -----   -------   ----------


                             END PRIN
DUE DATE   ENDING SCH BAL   BAL/ACTUAL   CURT   CURT ADJ   PIF   PIF DATE
--------   --------------   ----------   ----   --------   ---   --------


                                 prepay_penalty_amt,   prepay_penalty_waived,
loan_nbr   mod_date   mod_type      if applicable          if applicable.       ser_investor_nbr   servicer_loan_nbr
--------   --------   --------   -------------------   ----------------------   ----------------   -----------------


                  DELINQUENCY REPORTING - STANDARD FILE LAYOUT

COLUMN/HEADER NAME            DESCRIPTION                                  DECIMAL   FORMAT COMMENT
------------------            -----------                                  -------   --------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the
                              LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of
                              loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the  property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment              MM/DD/YYYY
                              is due to the servicer at the end of
                              processing cycle, as reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was             MM/DD/YYYY
                              filed.

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was
                              filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to
                              the bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy               MM/DD/YYYY
                              has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From                      MM/DD/YYYY
                              Bankruptcy. Either by Dismissal,
                              Discharged and/or a Motion For Relief Was
                              Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved              MM/DD/YYYY
                              By The Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A
                              Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                  MM/DD/YYYY
                              Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually               MM/DD/YYYY
                              Completed

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the                MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to                  MM/DD/YYYY
                              Pursue Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney               MM/DD/YYYY
                              in a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is                MM/DD/YYYY
                              expected to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.               MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the           2      No commas(,)
                              foreclosure sale.                                      or dollar
                                                                                     signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction               MM/DD/YYYY
                              of the borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal                       MM/DD/YYYY
                              possession of the property from the
                              borrower.

LIST_PRICE                    The price at which an REO property is           2      No commas(,)
                              marketed.                                              or dollar
                                                                                     signs ($)

LIST_DATE                     The date an REO property is listed at a                MM/DD/YYYY
                              particular price.

OFFER_AMT                     The dollar value of an offer for an REO         2      No commas(,)
                              property.                                              or dollar
                                                                                     signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin              MM/DD/YYYY
                              or by the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is               MM/DD/YYYY
                              scheduled to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is
                              occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a property inspection is                      MM/DD/YYYY
                              performed.

APPRAISAL_DATE                The date the appraisal was done.                       MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property       2
                              based on brokers price opinion or
                              appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if       2
                              repairs are completed pursuant to a
                              broker's price opinion or appraisal.

IF APPLICABLE:
DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower
                              to stop paying on a loan. Code indicates
                              the reason why the loan is in default for
                              this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed                MM/DD/YYYY
                              With Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed               No commas(,)
                                                                                     or dollar
                                                                                     signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed              MM/DD/YYYY
                              Claim Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On       2      No commas(,)
                              Claim                                                  or dollar
                                                                                     signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance               MM/DD/YYYY
                              Company

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance       2      No commas(,)
                              Company                                                or dollar
                                                                                     signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was  Settled  and The Check Was             MM/DD/YYYY
                              Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance          2      No commas(,)
                              Company                                                or dollar
                                                                                     signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD               MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                2      No commas(,)
                                                                                     or dollar
                                                                                     signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                 2      No commas(,)
                                                                                     or dollar
                                                                                     signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD               MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                2      No commas(,)
                                                                                     or dollar
                                                                                     signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                 2      No commas(,)
                                                                                     or dollar
                                                                                     signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans              MM/DD/YYYY
                              Admin

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim                MM/DD/YYYY
                              Payment

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim         2      No commas(,)
                                                                                     or dollar
                                                                                     signs ($)

               DELINQUENCY REPORTING - STANDARD FILE CODES

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

          DELINQUENCY REPORTING - STANDARD FILE CODES CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for
Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

         CALCULATION OF REALIZED LOSS/GAIN FORM 332 - INSTRUCTION SHEET

NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

The numbers on the 332 form correspond with the numbers listed below.

LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

     * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

     * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

     * Other expenses - copies of corporate advance history showing all payments

     *    REO repairs > $1500 require explanation

     *    REO repairs >$3000 require evidence of at least 2 bids.

     * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

     *    Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

CREDITS:

14-21. Complete as applicable. Required documentation:

     * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

     *    Copy of EOB for any MI or gov't guarantee

     *    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (_____).

                   CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: __________________         Date: _______________
Phone: ______________________           Email Address:_____________________

________________________   ________________________   __________________________
Servicer Loan No.          Servicer Name              Servicer Address

WELLS FARGO BANK, N.A. LOAN NO._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES   NO

If "Yes", provide deficiency or cramdown amount _______________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1) Actual Unpaid Principal Balance of Mortgage Loan   $_________(1)
(2) Interest accrued at Net Rate                       __________(2)
(3) Accrued Servicing Fees                             __________(3)
(4) Attorney's Fees                                    __________(4)
(5) Taxes (see page 2)                                 __________(5)
(6) Property Maintenance                               __________(6)
(7) MI/Hazard Insurance Premiums (see page 2)          __________(7)
(8) Utility Expenses                                   __________(8)
(9) Appraisal/BPO                                      __________(9)
(10) Property Inspections                              __________(10)
(11) FC Costs/Other Legal Expenses                     __________(11)
(12) Other (itemize)                                   __________(12)
     Cash for Keys__________________________           __________(12)
     HOA/Condo Fees_________________________           __________(12)
     _______________________________________           __________(12)
     TOTAL EXPENSES                                    $_________(13)
CREDITS:
(14) Escrow Balance                                    $_________(14)
(15) HIP Refund                                        __________(15)
(16) Rental Receipts                                   __________(16)
(17) Hazard Loss Proceeds                              __________(17)
(18) Primary Mortgage Insurance / Gov't Insurance      __________(18a)HUD Part A
                                                       __________(18b)HUD Part B

(19) Pool Insurance Proceeds                           __________(19)
(20) Proceeds from Sale of Acquired Property           __________(20)
(21) Other (itemize)                                   __________(21)
     _________________________________________         __________(21)
     TOTAL CREDITS                                     $_________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                $_________(23)

                           ESCROW DISBURSEMENT DETAIL

   TYPE       DATE   PERIOD OF   TOTAL    BASE
(TAX /INS.)   PAID    COVERAGE    PAID   AMOUNT   PENALTIES   INTEREST
-----------   ----   ---------   -----   ------   ---------   --------
